FPA PARAMOUNT FUND, INC.
SUPPLEMENT DATED MAY 20, 2011 TO PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2011

THE SECTION "PRINCIPAL INVESTMENT STRATEGIES" IS SUPPLEMENTED AS FOLLOWS TO REFLECT THE NEW GLOBAL INVESTMENT FOCUS OF THE FUND'S PORTFOLIO:

Since the inception of FPA Paramount Fund, Inc. (the "Fund") in 1958, nearly all of the Fund's investments have been in U.S.-based companies. Previously, the Adviser has expected that not more than 35% of the Fund's total assets would be invested in the securities of foreign issuers. Beginning August 1, 2011, the Fund's investment focus will change to a global orientation. Once this orientation is fully implemented, the Adviser expects that more than 50% of the Fund's assets will typically be allocated to companies domiciled outside of the U.S. As of March 31, 2011, approximately 17% of the Fund's net assets were invested in foreign domiciled companies. Given the Fund's historically low portfolio turnover rate, the transition to a more global focus could likely take more than one year. As securities are sold in the normal course of portfolio management, the Adviser expects that they will be replaced with new holdings, most of which are expected to be foreign domiciled. The historical average holding period of a portfolio security is over five years, and the Adviser expects that upcoming portfolio changes will be similarly deliberate.

During the last decade of managing the Fund, the Adviser has sought to invest in companies with businesses meeting the following criteria, in addition to the fundamental investment characteristics described in the prospectus: leading market share and strong management with a demonstrated ability to reinvest the companies' cash flow; quality business with a strong global franchise, regardless of the country where the company is domiciled; management of the companies must be accessible by telephone or in person; familiar accounting methods; and the securities regulations of the domiciled company must be current with industry practice and enforced.

There are several reasons why the Adviser believes that this change in focus is desirable. First, increasing the Fund's geographic scope will broaden the universe of potential investments. Second, foreign companies provide a valuable currency hedge during this period of a weakening dollar, although the Adviser does not plan to use foreign currency hedging as an investment strategy. The U.S. accounts for about a quarter of global nominal GDP according to World Bank data. Through the shift to a global focus, the Adviser believes there would be an opportunity to build a portfolio of companies doing business in the U.S. and other countries comprising a significant remainder of worldwide GDP.

00080330